Taxes	12 Months Ended
Dec. 31, 2016
Taxes

Note 11

Taxes

The components of income before provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2016	2015	2014
Domestic	$20,047	$27,639	$12,992
Foreign	939	601	2,278

Total	$20,986	$28,240	$15,270

The components of the provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2016	2015	2014
Current
Federal	$7,451	$5,476	$2,657
Foreign	148	70	81
State and Local	842	803	668

Total	8,441	6,349	3,406

Deferred
Federal	(933)	3,377	(51)
Foreign	(2)	9	(9)
State and Local	(128)	130	(32)

Total	(1,063)	3,516	(92)

Total income tax provision	$7,378	$9,865	$3,314

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	2.2	2.1	2.7
Affordable housing credit	(0.7)	(0.5)	(1.0)
Employee benefits including ESOP dividend	(0.5)	(0.4)	(0.7)
Disposition of Omnitel Interest	–	–	(5.9)
Noncontrolling interests	(0.6)	(0.5)	(5.0)
Non-deductible goodwill	2.2	–	–
Other, net	(2.4)	(0.8)	(3.4)

Effective income tax rate	35.2%	34.9%	21.7%

The effective income tax rate for 2016 was 35.2% compared to 34.9% for 2015. The increase in the effective income tax rate was primarily due to the impact of $527 million included in the provision for income taxes from goodwill not deductible for tax purposes in connection with the Access Line Sale on April 1, 2016. This increase was partially offset by the impact that lower income before income taxes in the current period has on each of the reconciling items specified in the table above. The decrease in the provision for income taxes was primarily due to lower income before income taxes due to severance, pension and benefit charges recorded in 2016 compared to severance, pension and benefit credits recorded in 2015.

The effective income tax rate for 2015 was 34.9% compared to 21.7% for 2014. The increase in the effective income tax rate and provision for income taxes was primarily due to the impact of higher income before income taxes due to severance, pension and benefit credits recorded in 2015 compared to severance, pension and benefit charges recorded in 2014, as well as tax benefits associated with the utilization of certain tax credits in connection with the Omnitel Transaction in 2014.

The amounts of cash taxes paid are as follows:

	(dollars in millions)
Years Ended December 31,	2016	2015	2014
Income taxes, net of amounts refunded	$9,577	$5,293	$4,093
Employment taxes	1,196	1,284	1,290
Property and other taxes	1,796	1,868	1,797

Total	$12,569	$8,445	$7,180

The increase in cash taxes paid during 2016 compared to 2015 was due to a $3.2 billion increase in income taxes paid primarily as a result of the Access Line Sale.

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2016	2015
Employee benefits	$10,453	$12,220
Tax loss and credit carry forwards	3,318	4,099
Other - assets	2,632	2,504

	16,403	18,823
Valuation allowances	(2,473)	(3,414)

Deferred tax assets	13,930	15,409

Spectrum and other intangible amortization	31,404	29,945
Depreciation	22,848	24,725
Other - liabilities	5,642	6,125

Deferred tax liabilities	59,894	60,795

Net deferred tax liability	$45,964	$45,386

At December 31, 2016, undistributed earnings of our foreign subsidiaries indefinitely invested outside the United States amounted to approximately $2.3 billion. The majority of Verizon’s cash flow is generated from domestic operations and we are not dependent on foreign cash or earnings to meet our funding requirements, nor do we intend to repatriate these undistributed foreign earnings to fund U.S. operations. Furthermore, a portion of these undistributed earnings represent amounts that legally must be kept in reserve in accordance with certain foreign jurisdictional requirements and are unavailable for distribution or repatriation. As a result, we have not provided U.S. deferred taxes on these undistributed earnings because we intend that they will remain indefinitely reinvested outside of the United States and therefore unavailable for use in funding U.S. operations. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practicable.

At December 31, 2016, we had net after-tax loss and credit carry forwards for income tax purposes of approximately $3.3 billion that primarily relate to state and foreign tax losses. Of these net after-tax loss and credit carry forwards, approximately $1.9 billion will expire between 2017 and 2036 and approximately $1.4 billion may be carried forward indefinitely.

During 2016, the valuation allowance decreased approximately $0.9 billion. The balance of the valuation allowance at December 31, 2016 is primarily related to state and foreign tax losses and the 2016 activity is primarily the result of the utilization and expiration of certain tax attributes.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

		(dollars in millions)
	2016	2015	2014
Balance at January 1,	$1,635	$1,823	$2,130
Additions based on tax positions related to the current year	338	194	80
Additions for tax positions of prior years	188	330	627
Reductions for tax positions of prior years	(153)	(412)	(278)
Settlements	(18)	(79)	(239)
Lapses of statutes of limitations	(88)	(221)	(497)

Balance at December 31,	$1,902	$1,635	$1,823

Included in the total unrecognized tax benefits at December 31, 2016, 2015 and 2014 is $1.5 billion, $1.2 billion and $1.3 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after-tax (expenses) benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2016	$(25)
2015	43
2014	92

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2016	$142
2015	125

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the Internal Revenue Service (IRS) and multiple state and foreign jurisdictions for various open tax years. The IRS is currently examining the Company’s U.S. income tax returns for tax years 2013-2014, Cellco Partnership’s U.S. income tax return for tax year 2013, and AOL’s U.S. income tax returns for tax years 2011-2012. Tax controversies are ongoing for tax years as early as 2006. The amount of the liability for unrecognized tax benefits will change in the next twelve months due to the expiration of the statute of limitations in various jurisdictions and it is reasonably possible that various current tax examinations will conclude or require reevaluations of the Company’s tax positions during this period. An estimate of the range of the possible change cannot be made until these tax matters are further developed or resolved.